UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2002

SYNTROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21911 (Commission File Number)	73-1565725 (IRS Employer Identification No.)

1350 South Boulder, Suite 1100
Tulsa, Oklahoma (Address of principal executive offices)	74119 -3295 (Zip Code)

Registrant’s telephone number, including area code (918) 592-7900

N/A
(Former name or former address, if changed since last report)

ITEM 9.    REGULATION FD DISCLOSURE

On October 4, 2002, Syntroleum Corporation submitted the following certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC accompanying Syntroleum’s amendment to its quarterly report on Form 10-Q/A (Amendment No. 2) for the quarter ended June 30, 2002. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Syntroleum Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Kenneth L. Agee, Chairman and Chief Executive Officer of Syntroleum Corporation, a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1)    the Company’s Quarterly Report on Form 10-Q/A (Amendment No. 2) for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 4, 2002	/s/ KENNETH L. AGEE
Kenneth L. Agee Chairman and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Kenneth R. Roberts, Vice President and Chief Financial Officer of Syntroleum Corporation, a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1)    the Company’s Quarterly Report on Form 10-Q/A (Amendment No. 2) for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 4, 2002	/s/ KENNETH R. ROBERTS
Kenneth R. Roberts Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

By:	/s/ KENNETH R. ROBERTS	Date: October 4, 2002
Kenneth R. Roberts Vice President and Chief Financial Officer (Principal Financial Officer)